1 Exhibit 99.2 Consumer Analyst Group of New York (CAGNY) Conference Consumer Analyst Group of New York (CAGNY) Conference 17 February, 2009 17 February, 2009

Philip Morris International

Forward-Looking Statements
Forward-Looking Statements
This presentation and related discussion contain statements that, to the extent they do not relate strictly to historical or current facts, are not reported financial results or other historical information, are “forward-
looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995. Such forward-looking statements are based on current plans, estimates and expectations, and are not guarantees of future performance. They are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. PMI undertakes no obligation to publicly update or revise any forward-looking statements, except in the normal course of its public disclosure obligations. The risks and uncertainties relating to the forward-looking statements in this presentation include those described under the caption “Cautionary Factors that May Affect Future
Results” in PMI’s Registration Statement on Form 10 that was declared effective by the Securities and Exchange Commission on March 7, 2008,
and in PMI’s quarterly reports on Form 10-Q for the quarters ended March
31, June 30, and September 30, 2008.

Philip Morris International

Summary
Summary
PMI had an excellent year in 2008
We face currency headwinds if current rates prevail
throughout 2009
We have not seen consumer downtrading in emerging
markets so far
We remain as committed as ever to generously
rewarding our shareholders
Our constant currency outlook is very strong

Philip Morris International

Growth Rates 2008 Results
Cigarette Volume 1 – 2%
Net Revenues 4 – 6%
Operating Income 6 – 8%
EPS 10 – 12%
Source: PMI Financials
Mid / Long-Term Currency Neutral Targets
Mid / Long-Term Currency Neutral Targets

Philip Morris International

PMI Results
PMI Results
+  9.9 +  16.7 10.4 OCI
+  5.6 +  12.7 25.7 Net Revenues
(bio)
+ 1.0% +   2.5% 869.8 Cigarette Volume
Excl. Curr. &
Acquisitions
Actual Full Year 2008
% Growth 2008 vs. 2007
Source: PMI Financials

Philip Morris International

PMI Results
PMI Results
+ 13.2 + 18.6 3.32 Adjusted EPS
($ / share)
+ 10.8% + 16.1% 3.32 Reported EPS
Excl.
Currency
Actual Full Year 2008
% Growth 2008 vs. 2007
Source: PMI Financials

Philip Morris International

Share Trends
Share Trends
25.2
25.8
25.9
23
27
2007 12MM 3MM
Overall PMI Share Development
(a)
OECD/Non-OECD Share Development
(a)(b)
OECD Non-OECD
(%)
(%)
2008
(%)
(a)  Excluding PRC and USA; (b)  Also excluding Duty-Free
Source: PMI Estimates (from GIMS)
2008
2008
33.5
34.6
34.8
32
36
2007 12MM 3MM
20.0
20.8
21.1
18
22
2007 12MM 3MM

Philip Morris International

Impact of Exchange Rates on 2009 EPS
Impact of Exchange Rates on 2009 EPS
$ / share
2008 EPS 3.32
Business Performance 0.33 – 0.48
Currency (0.80)
(a)
2009 Guidance 2.85 – 3.00
(a) Adverse currency based on exchange rates prevalent on 2 February 2009 and assuming rates remain at the same level throughout 2009.
Source: PMI Financials

Philip Morris International

Exchange Rate: Euro –
Exchange Rate: Euro –
USD
USD
Daily Average
Source: Bloomberg London Close 18:00 PM
1.20
1.30
1.40
1.50
1.60
01 Jan 01 Apr 01 Jul 30 Sep 30 Dec
2007 2008 2009

Philip Morris International

Exchange Rates vs. USD
Exchange Rates vs. USD
Source: Bloomberg London Close 18:00 PM
Daily Average Indices
174
147
137
128
138
100
120
140
160
180
200
Sep 08 Oct 08 Nov 08 Dec 08 Jan 09 Feb 09
Ukrainian Hryvnia Russian Ruble Turkish Lira Indo. Rupiah Mexican Peso

Philip Morris International

2009 Guidance: Adverse Currency
2009 Guidance: Adverse Currency
(0.16) Other developed market currencies
(0.11) Other emerging market currencies
(0.58) Key emerging market currencies
(a)
(0.80) Total
0.03 Swiss Franc
0.15 Japanese Yen
(0.13) Euro
EPS Impact ($ / share)
(a) Russian Ruble, Turkish Lira, Ukrainian Hryvnia and Mexican Peso
Source: PMI Financials

Philip Morris International

Impact of Currency
Impact of Currency
Revenues have straight line translation impact
Currency impact on profitability is neither linear,
simple nor consistent across our markets
Elements in the cost structure that are not in local
currency magnify the impact on OCI

Philip Morris International

Impact of Currency
Impact of Currency
800 900 1,200 OCI
(700) (600) (800) Costs
(33)% (25)% % OCI Change
53% 60% 60% OCI Margin
($ mio)
1,500 1,500 2,000 Net Revenues
25% Depreciation
50% Local Costs
25% Depreciation
100% Local Costs Previous

Philip Morris International

Hedging
Hedging
PMI policy never to do net income hedges
(“translation hedges”) as we do not speculate on
currencies
Where appropriate, PMI carries out revenue and
purchasing hedges (“transaction hedges”)
Transaction hedges not feasible in most emerging
markets

Philip Morris International

PMI Cost Structure
PMI Cost Structure
2008 Total
16.2 TOTAL COSTS
(b)
6.9
Mkting, O/H and
Other Costs above
OCI
3.3 Other COGS
(a)
2.4 Direct Materials
3.6 Tobacco Leaf
($ bio)
(a) Other manufacturing related costs and shipping.
(b) Total costs above OCI and sales allowances.
Source: PMI Financials

Philip Morris International 16 PMI Costs by Currency PMI Costs by Currency Source: PMI Financials Currency (%) 2008 Total 48 EUR 26 USD 25 1 3.6 Tobacco Leaf Other CHF ($ bio)

Philip Morris International

Tobacco Leaf
Tobacco Leaf
Key Sources:
–
Virginia: USA, Brazil
–
Burley: USA, Malawi, Brazil, Argentina
–
Oriental: Turkey, Greece
US Dollar based agricultural crop
PMI converts a large part of its leaf purchases into
Euros for inventory and balance sheet valuation
purposes

Philip Morris International

PMI Costs by Currency
PMI Costs by Currency
(a) Other manufacturing related costs and shipping.
(b) Total costs above OCI and sales allowances.
Source: PMI Financials
41 7 36 16 16.2 TOTAL COSTS
(b)
52 12 26 10 6.9
Mkting, O/H and
Other Costs above
OCI
55 6 27 12 3.3 Other COGS
(a)
Currency (%) 2008 Total
60
48
EUR
26
26
USD
14 - 2.4 Direct Materials
25 1 3.6 Tobacco Leaf
Other
CHF
($ bio)

Philip Morris International

Indonesia / Russia Costs by Currency
Indonesia / Russia Costs by Currency
39 3 42 16 Total
94 – 2 4
Mkting, O/H and
Other Costs above
OCI
17 5 58 20 Total COGS
Russia
Currency (%)
2
1
3
EUR
88 2 8 Total
–
11
USD
98 1
Mkting, O/H and
Other Costs above
OCI
83 3 Total COGS
Indonesia
Local
Other
Source: PMI Financials

Philip Morris International

Currencies
Currencies
Japanese Yen is the only major currency that has
appreciated in value
Large currency swings tend to be at least partially
reversed over time
We are optimistic that these strong currency
headwinds will be temporary

Philip Morris International 21 Emerging Markets: Premium Emerging Markets: Premium Continued uptrading to premium segment in emerging markets

Philip Morris International

Emerging Markets: Premium
Emerging Markets: Premium
4.1
(b)
31.6
(b)
35.7 Argentina
2.6 62.8 65.4 Mexico
20.2 23.3 43.5 Romania
2.1 21.0 23.1 Indonesia
19.6
14.8
17.9%
2008
2.9 16.7 Turkey
5.9 8.9 Ukraine
6.0 pp 11.9 % Russia
Variance
2005
Premium Share of Market
(a)
(a) Including above premium
(b) 2006 data
Source: Business Analytica, A.C. Nielsen and PMI estimates

Philip Morris International
23 Source: Retail prices available in market on February 1, 2009. Exchange rates from Bloomberg, London Close 18:00 PM, February 2, 2009
Emerging
Emerging
Markets: Price Gaps
Markets: Price Gaps
Premium
Mid
Low
Mexico Indonesia Turkey Russia
Montana
PS 17/18
($1.32/20)
PS 28
($1.95)
PS 22
($1.54)
RP 9,609/16
($1.06/20)
RP 6,887/16
($0.76/20)
PR 4,781/12
($0.70/20)
TRL 4.80
($2.92)
TRL 3.75
($2.28)
RBL 12
($0.34)
RBL 40
($1.12)
RBL 29
($0.81)
$0.63
48%
$0.78
2.3X
$1.25
75%
Sejati
TRL 2.75
($1.67)
$0.36
51%

Philip Morris International

Consumer Prices: Russia
Consumer Prices: Russia
0.50 18
Bread (500g)
0.56 20 Mineral Water (0.5 liters)
1.76 63
Big Mac
0.92 33
Baltica
Beer (local)
1.12 40
Marlboro
1.40 50 Milk (1 liter)
1.15 41
Coca-Cola
(0.5 liters)
1.96 70
Colgate
toothpaste
3.36 120
Budweiser
beer (imported)
6.99 250 Cinema Ticket
Price (USD)
Price (RBL)
Source: Russian market observations by PMI affiliate. Exchange rate from Bloomberg, London Close 18:00 PM, February 2, 2009

Philip Morris International

Emerging
Emerging
Markets: Premium
Markets: Premium
4.6 5.1 6.3 6.8 Romania
0.9 2.5 2.7 2.5 Argentina
0.8 0.9 (0.2) (0.3) Indonesia
(0.5) (0.1) 0.7 2.8 Mexico
1.4
2.7
+ 2.2 pp
Q2
2.1 2.1 0.8 Turkey
3.2 3.1 2.1 Ukraine
+ 1.3 pp + 2.1 pp + 2.1 pp Russia
Q4
Q3 Q1
Premium Share Growth 2008 vs. 2007
(a)
(a) Including above premium
Source: Business Analytica, A.C. Nielsen and PMI estimates

Philip Morris International

PMI Pricing
PMI Pricing
Pricing contributed $1.2 billion to OCI in 2008
Higher prices already announced for 2009, notably in:
PMI expects to retain its pricing power during the
economic crisis
Argentina
Colombia
Mexico
Australia
Indonesia
Philippines
Egypt
Romania
Russia
Serbia
Ukraine
Belgium
Czech
Italy
Netherlands
Spain
Latin America Asia EEMA EU
Source: PMI Financials

Philip Morris International

Excise Tax Environment
Excise Tax Environment
Reasonable approach being taken by governments in
key markets
Greater emphasis on:
–
Specific vs. ad-valorem
–
Minimum excise taxes and minimum reference price
mechanisms
–
Reduction in loopholes

Philip Morris International

Top 15 International Brands (2007)
Top 15 International Brands (2007)
(bio)
Lark
Parliament
Chesterfield
Bond Street
Philip Morris
L&M
Marlboro
Source: Competitive data for BAT and JT International Brands derived from 2007 company reports and PMI estimates. PMI data from Financials.
Note: PMI brands in red color
0 50 100 150 200 250 300 350
LD
Dunhill
Viceroy
Camel
Pall Mall
Kent
Mild Seven
Winston
PMI
BAT
JT

Philip Morris International 29 Marlboro Marlboro Architecture Architecture

Philip Morris International

Marlboro Filter / Flavor Plus
Marlboro Filter / Flavor Plus
Enhanced taste due to
tobacco plug in filter
Attractive sliding pack
6 / 3 / 1 mg tar
(%)
Marlboro
Filter Plus
2008
Source: A.C. Nielsen
Romania Market Share
0.2
2.5
0
3
Jan Dec

Philip Morris International

Marlboro Filter / Flavor Plus
Marlboro Filter / Flavor Plus
Key City Market Shares (Dec 2008)
Now available in 20 markets
Initial focus on key cities
JAP KUW RUS BRA UKR
Source: Business Analytica, A.C. Nielsen and PMI estimates
(%)
2.2
1.2
0.6
0.4
0.3
0
2.5
Kuwait Moscow
(a)
Kiev Tokyo São
Paulo
(b)
(a) November 2008 data; (b) January 2009 data

Philip Morris International

Marlboro Intense / Compact / Pocket Pack
Marlboro Intense / Compact / Pocket Pack
Marlboro
Intense
is a shorter,
flavorful variant in a red pack
Marlboro
Intense
launched in
Belgium, Germany, the
Netherlands and Turkey
Marlboro
Compact
is a
lighter flavored version in
Italy in a silver pack
Marlboro
Pocket Pack
is a
shorter version of Marlboro
Red
Market Shares (Dec 2008)
(%)
Source: A.C. Nielsen and PMI estimates
0.5
0.6
0
1
Italy Spain

Philip Morris International

Marlboro
Marlboro
Gold
Gold
Marlboro Gold Edge
(super slims) launched in Hungary, Poland and
Eastern Europe
Marlboro Gold Advance
(full flavor) in test market
New
Marlboro
Gold pack in Austria and Poland

Philip Morris International

Menthol Segment
Menthol Segment
4.0 12.0 16.0 Poland
23.1
5.0
19.5
47.2
37.5
22.0%
2008
21.2
4.3
18.5
(a)
45.6
37.2
(a)
18.4%
2005
Menthol Share of Market
1.9 Finland
0.7 Mexico
1.6 Singapore
1.0 Colombia
0.3 Hong Kong
3.6 pp Japan
Variance
(a) 2006 data
Source: A.C. Nielsen, Tobacco Institute of Japan and PMI estimates

Philip Morris International

Marlboro
Marlboro
Fresh
Fresh
Marlboro
Crisp,
Fresh
and
Ice Mint
variants launched
in 2007 in various Asian
markets
Marlboro
Black
Menthol
in
Japan since July 2008
Marlboro Share of
Menthol Segment in Japan
2008
(%)
Source: Tobacco Institute of Japan
24.7
25.1
27.1
27.2
20
30
Q1 Q2 Q3 Q4
Initiatives
Initiatives

Philip Morris International

Marlboro
Marlboro
Fresh
Fresh Initiatives
Initiatives
Menthol important
segment in Colombia
Growing off low base in
several other Latin
American markets
New Marlboro menthol
initiatives in second half
2008 (Brazil, Colombia,
Mexico)
0.3
4.5
4.9
3
5
H1 08 H2 08
Non-
menthol
Menthol
Source: A.C. Nielsen and PMI estimates
Colombia SoM
(%)
Marlboro

Philip Morris International

Marlboro
Marlboro
Geographic expansion of innovative line extensions
using our superior global infrastructure
Pipeline of new products and concepts
Increased vibrancy and “halo effect”
Marlboro
volume grew by 0.2% in 2008 following a
decline the previous year
Increased volume in EEMA, Asia and Latin America &
Canada Regions
Marlboro
clear leader in EU Region with an 18.7%
market share
Source: PMI Financials and PMI estimates

Philip Morris International

Parliament
Parliament
Recessed filter,
sophisticated image and
above premium pricing
Volume +20.0% in 2008
Growth driven by Korea,
Russia, Turkey and Ukraine
Upscale image being
reinforced with Parliament
Reserve
Parliament Market Shares
(%)
Source: Business Analytica, A.C. Nielsen, PMI estimates and PMI Financials.
6.0
1.9
2.5
1.3
7.4
3.3
2.7
2.0
0
8
Turkey Korea Russia Ukraine
2007 2008

Philip Morris International

Slimmer Diameter
Slimmer Diameter
Source: Business Analytica, A.C. Nielsen, Tobacco Institute of Japan and PMI estimates
37.4
6.3
13.8
9.0
12.1%
2008
35.5
6.0
6.5
3.0
3.8%
2005
Slims Share of Market
0.3 Japan
1.9 Korea
7.3 Poland
6.0 Ukraine
8.3 pp Russia
Variance

Philip Morris International

Virginia Slims
Virginia Slims
Volume +8.2% in 2008
Uno
concept and
geographic expansion
driving Virginia Slims
growth
2.0
1.4
1.3
0.3
91%
80%
91%
9%
100%
9%
20%
0
2.5
Japan Rom. Russia Greece
Source: Business Analytica, A.C. Nielsen, Tobacco Institute of Japan and PMI Financials.
Other Uno
Virginia Slims Market Shares (2008)
(%)

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PMI Slims Initiatives
PMI Slims Initiatives
Marlboro Gold
Edge in
Poland and Eastern Europe
Muratti Gold Slims and Silver slims in Eastern Europe
Slimmer line extensions of L&M in Poland and Eastern
Europe

Philip Morris International

Chesterfield
Chesterfield
Chesterfield Market Shares
2007 2008
Volume +13.7% in 2008
Strong gains in Italy,
Portugal, Russia and
Ukraine
Growth more than offsetting
decline in
L&M
volume
Source: Business Analytica, A.C. Nielsen, PMI estimates and PMI Financials.
(%)
9.8
6.4
3.2
2.0
2.4
9.9
8.5
3.6
3.3
2.9
0
12
Spain Ukr. Italy Port. Russia

Philip Morris International

L&M
L&M
Comprehensive
repositioning in key EEMA
markets
Still under pressure in
Russia in spite of success
of slimmer line extensions
Early signs of stabilization
in Romania and Ukraine
L&M Market Shares
Source: A.C. Nielsen
(%)

Philip Morris International

L&M
L&M
Overall volume decline of
4.6% in 2008
EU shipment volume
increased by 2.0% in the
same period
L&M Market Share Gains (2008)
Source: A.C. Nielsen, PMI estimates and PMI Financials
(pp)
1.9
1.8
0.5
0.3
0.2
0
2
Ger. Neth. Pol. Fra. Bel.

Philip Morris International

Low -
Low -
Price International Brands
Price International Brands
Bond Street Next   Red &
White
collectively gained
3.8% in volume in 2008
Bond Street
and Next
achieved double digit
growth in EEMA
Market Shares (2008)
Source: A.C. Nielsen, Business Analytica and PMI Financials.
(%)
12.6
3.6
7.8
7.4
2.1
2.0
0
15
Kaz. Russia Ukraine
Bond Street Next
and
,

Philip Morris International 46 Local Brands Local Brands Source: A.C. Nielsen and PMI estimates

Philip Morris International 47 PMI Brand Portfolio PMI Brand Portfolio Premium Mid Low Mature Markets Emerging Markets

Philip Morris International 48 Volume / Mix Impact on OCI Volume / Mix Impact on OCI (198) (155) (290) 17 2008 2005 2006 2007 ($ mio) Source: PMI Financials

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Business Development
Business Development
PMI continuing to reinforce its leading position
through new market entries, joint ventures and
acquisitions that are strategically and financially
attractive

Philip Morris International

Geographic Expansion
Geographic Expansion
Recent entry into Algerian
and Bulgarian markets
Marlboro
and
L&M
are key
brands
Market Shares
(%)
Source: A.C. Nielsen and PMI estimates
10.9
4.9
10.3
14.9
0
16
Algeria Bulgaria
2007 2008

Philip Morris International

China
China
Market size of 2.2 trillion in
2008, up 3.1%
PMI agreements with CNTC.
Aim to be preferred partner
Production of Marlboro under
license in two factories started
in August
International joint venture has
successfully launched three
Chinese heritage brands in six
international markets
Marlboro in China
Joint-Venture Brands
Source: CNTC and PMI Financials

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Other Tobacco Products
Other Tobacco Products
PMI achieved an 18% organic volume growth in OTP in 2008
Recent acquisitions have included leading fine cut brands in
France and Norway
Smokeless tobacco joint venture with Swedish Match
Source: PMI Financials

Philip Morris International

($ mio)
Forecast Cumulative Gross Cost Savings (2008-10)
Productivity and Cost Saving Programs
Productivity and Cost Saving Programs
Source: PMI Financials
450
250
1,550
850
Manufacturing
Productivity
G&A + Other EU Program Total

Philip Morris International

Izhora, Russia
Jakarta, Indonesia
Rationalization of production
within customs areas and
trade zones
Investments in key factories
Western European factories
absorbed 57 billion units in
2008, previously
manufactured by PM USA
Rationalization of blends and
product specifications
Supply chain optimization
and clustering
Manufacturing
Manufacturing
Productivity
Productivity
Source: PMI Financials

Philip Morris International

Free Cash Flow
Free Cash Flow
(a)
(a)
4.5
6.8
0
2
4
6
8
2007 2008
+ 52.7%
($ bio)
(a) Operating cash flow less capital expenditures. In 2008, operating cash flow was $7,935 million and capital expenditures $1,099 million. In
2007, operating cash flow was $5,550 million and capital expenditures $1,072 million.
Source: PMI Financials

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Liquidity
Liquidity
and Capital Structure
and Capital Structure
Major new factory projects completed and continued
focus on working capital management
Very strong balance sheet: net debt to EBITDA of 0.94 to
1 at year end 2008
Very favorable debt profile: $10.1 billion bonds issued
with attractive interest rates and well-laddered maturities
Unused bank credit facilities of over $6 billion
Continuous access to commercial paper market at very
attractive interest rates
Credit ratings: A2 / A / A+
(a) At the end of 2008, net debt was $10,430 million with total debt of $11,961 million and cash and cash equivalents of $1,531 million, while EBITDA was
$11,090 million with pre-tax earnings of $9,937 million, net interest expense of $311 million and depreciation and amortization of $842 million.
Source: PMI Financials

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Shareholder Returns
Shareholder Returns
Dividend raised by 17.4% in August to an annualized
rate of $2.16 / share
Dividend to be maintained in 2009 even if 65% payout
target is exceeded
$13 billion two year share repurchase program
initiated in May
$5.4 billion of share repurchases in 2008 ahead of
schedule and similar amount anticipated for 2009
In total, we forecast to return more than $9 billion in
cash to our shareholders in 2009
Source: PMI Financials

Philip Morris International

Mid / Long-Term Currency Neutral Targets
Mid / Long-Term Currency Neutral Targets
Targets 2009 Forecast
Cigarette Volume 1 – 2%
Net Revenues 4 – 6%
Operating Income 6 – 8%
EPS 10 – 12%

Philip Morris International

Conclusion
Conclusion
Superior brand portfolio
Strong pricing power
Ambitious productivity programs in place
Excellent liquidity and balance sheet
Dividends and share buy-back program are enhancing
shareholder value
10-14% EPS growth forecast for 2009 on a currency
neutral basis

Philip Morris International

Adjustments for the Impact of Currency
Adjustments for the Impact of Currency
and Acquisitions
and Acquisitions
Full Year 2007
Acquisitions Currency
Less
9.9% $ 8,943 $ 8,943 $ 9,828 $ 125 $ 481 $ 10,434 Total
–
17.5
% 514 514 424 100 (4) 520 LA & Canada
12.0% 1,803 1,803 2,020 5 32 2,057 Asia
27.4% 2,431 2,431 3,098 21 3,119 EEMA
2.2% $ 4,195 $ 4,195 $ 4,286 $ 20 $ 432 $ 4,738 EU
Operating Companies Income
5.6% $ 22,810 $ 32,433 $ 55,243 $ 24,093 $ 230 $1,382 $ 25,705 $ 37,935 $ 63,640 Total
7.2% 1,981 3,170 5,151 2,124 157 47 2,328 4,008 6,336 LA & Canada
6.2% 5,648 5,449 11,097 5,999 46 140 6,185 6,037 12,222 Asia
13.6% 6,346 5,820 12,166 7,208 296 7,504 7,313 14,817 EEMA
– 0.8% $ 8,835 $ 17,994 $ 26,829 $ 8,762 $ 27 $ 899 $ 9,688 $ 20,557 $ 30,265 EU
%
Change Organic
Less
Excise
Taxes Reported Organic
Revenues
Excluding
Excise Taxes
Less
Excise
Taxes Reported Operating Revenues
Full Year 2008
($ Millions)
Source: PMI Finance

Philip Morris
International

Source: PMI Financials
2007
2008
$ 8,894 $ 10,248
Operating Income
514 520 Latin America
52 Gain on sale of leasing business
(73) (142)
General corporate expenses
$ 8,943 $10,434 Operating Companies Income
(28) (44) Amortization of intangibles
1,803 2,057 Asia
2,431 3,119 EEMA
$  4,195 $ 4,738 EU
Reconciliation of Operating Companies Income
Reconciliation of Operating Companies Income
to Operating Income
to Operating Income

Philip Morris
International

Reconciliation of Reported EPS to Adjusted EPS
Reconciliation of Reported EPS to Adjusted EPS
and Adjusted EPS Ex-Currency
and Adjusted EPS Ex-Currency
$ 13.2% $2.80 $ 3.17 Adjusted EPS Ex Currency
(0.15) Currency Impact
Less:
18.6% $ 2.80 $ 3.32 Adjusted EPS
(0.06)
Interest expense on borrowings to fund
special dividends to Altria prior to spin-off
(0.03)
Incremental costs related to services
previously provided by Altria
(0.01) Gain on sale of Business
0.06 Equity Loss from RBH Legal Settlement
(0.03) (0.08) Tax Items
0.07 0.02 Asset Impairment and Exit Costs
Adjustments:
16.1% $ 2.86 $ 3.32 Reported EPS
% Change 2007 2008
Source: PMI Financials

63 Consumer Analyst Group of New York (CAGNY) Conference 17 February, 2009 Questions and Answers